Income Tax - Schedule of Deferred Tax Assets (Details) - USD ($)	Apr. 30, 2026	Oct. 31, 2025
Schedule of Deferred Tax Assets [Abstract]
Net operating losses carried forward in the PRC	$ 252,379	$ 138,115
Allowance of expected credit loss	157,914	81,598
Allowance for inventory	1,607	1,759
Total	411,900	221,472
Less: Valuation allowance	(252,379)	(138,115)
Deferred tax assets, net	$ 159,521	$ 83,357